Exhibit 10.11

                                 SIXTH AMENDMENT
                                       TO
                        FINANCING AND SECURITY AGREEMENT


         THIS  SIXTH  AMENDMENT  TO  FINANCING  AND  SECURITY   AGREEMENT  (this
"Agreement") is made as of the 15th day of December, 1998, by and among:

         Four M Corporation, a corporation organized under the laws of the State of Maryland ("FMC"), Box USA Group, Inc., a corporation organized under the laws of the State of New York ("Box"), Four M Paper Corporation, a corporation organized under the laws of the State of Delaware ("Paper"), Four M Manufacturing Group of Georgia, Inc., a corporation organized under the laws of the State of Pennsylvania ("Georgia"), Page Packaging Corporation, a corporation organized under the laws of the State of California ("Page"), Box USA of Florida, L.P., a limited partnership organized under the laws of the State of Georgia (the "Florida Partnership"), and Fibre Marketing Group, LLC, a limited liability company organized under the laws of the State of Maryland ("Fibre Marketing") jointly and severally (FMC, Box, Georgia, Page, and the Florida Partnership, are sometimes herein collectively referred to as the "Borrowers;" and individually, as a "Borrower");

         NATIONSBANK, N.A., a national banking association ("NationsBank") and the other financial institutions listed on the signature pages hereof (NationsBank and the other financial institutions are herein collectively referred to as the "Lenders" and individually, as a "Lender"); and

         NATIONSBANK, N.A., a national banking association (the "Agent").

                                    RECITALS

        A. The Agent, the Lenders and the Borrowers are parties to the Financing and Security Agreement dated as of May 30, 1996 (as amended by First Amendment to Financing and Security Agreement dated February 28, 1997 (the "First Amendment"), Second Amendment to Financing and Security Agreement dated March 27, 1997, Third Amendment to Financing and Security Agreement dated July 31, 1997, Fourth Amendment to Financing and Security Agreement dated December 5, 1997, Fifth Amendment to Financing and Security Agreement dated May 11, 1998, and as amended, modified, restated), substituted, extended and renewed at any time and from time to time, the Financing Agreement"). Capitalized terms not otherwise defined in this Agreement shall have the meanings given to them in the Financing Agreement.

        B. Based on the financial statements and officer's certificate for the period ending September 30, 1998, the Borrowers are in default under the following covenants contained in Section 6.1.14 of the Financing Agreement: (1)
Section 6.1.14(a), which requires that the Borrowers at all time maintain a Net Worth of not less than $2,400,000; (ii) Section

6.1.14(b), which requires that the Borrowers maintain an Interest Coverage Ratio of not less than 1.60 to 1.0 for the period ending September 30, 1998; (iii)
Section 6.1.14(d), which requires that the Borrowers maintain a Funded Debt to EBITDA of not more than 5.50 to 1.0 for the period ending September 30, 1998 and
(iv) Section 6.1.14(f), which requires that the Borrowers maintain at all times a Current Ratio of not less than 1.0 to 1.0 ending September 30, 1998 (the "9/30/98 Defaults"). The Borrowers have requested that the Agent and the Lenders waive the 9/30/98 Defaults as set forth in a Waiver Agreement dated the same date as this Agreement (the "Waiver Agreement") in substantially the form attached to this Agreement as EXHIBIT A.

        C. A condition, among others, of the execution and delivery of the Waiver Agreement by the Agent and the Lenders was that the parties execute and deliver this Agreement.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrowers, the Agent and the Lenders agree that the Financing Agreement is hereby amended as follows:

         1. The Borrowers, the Agent and the Lenders agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

         2. As a condition of the agreements of the Lenders under this Agreement and the Waiver Agreement, there shall be due and payable to the Lenders, at the time this Agreement is executed and delivered, a waiver fee in the amount of $100,000. The Borrowers acknowledge and agree that such waiver fee is part of the Fees and Obligations (as those terms are defined in the Financing Agreement) and the Agent shall make an advance under the Revolving Loan to pay such waiver fee.

         3. Section 2.1.12(b) of the Financing Agreement is hereby amended in its entirety to read as follows:

               (b) The  Borrowers  shall not at any time  permit  the  aggregate outstanding principal amount of the Revolving Loan to exceed an amount equal to (i) Borrowing Base minus (ii) Ten Million Dollars ($10,000,000).

         4. The Agent, the Lenders and the Borrowers agree that the financial covenants set forth in Section 6.1.14 of the Financing Agreement shall not be tested for the periods ending December 31, 1998 and March 31, 1999, except that for those periods (a) the Borrowers shall maintain a Fixed Charge Coverage Ratio of not less than 1.0 to 1.0, tested in the manner provided by Section 6.1.14(c), and (b) the Borrowers shall maintain an Interest Coverage Ratio of not less than
1.2 to 1.0., tested in the manner provided by Section 6.1.14(b).


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

         5. In order to induce the Agent and the Lenders to enter into this Agreement and the Waiver Agreement, the Borrowers represent, warrant and agree (without implying any limitation on any provision of the Financing Agreement or any of the other Financing Documents) that notwithstanding any other provision in the Financing Agreement that may be construed to the contrary, the Borrowers shall not use any advances under the Revolving Credit Facility, and shall not use the Collateral, other than for (a) the payment of the Obligations, and (b) payment of current operating expenses incurred in the ordinary course of the Borrower's businesses. The Borrowers acknowledge and agree that for the purposes of this Agreement "current operating expenses" do not include, and that in no event shall the Lenders be required to make any advance or to allow the use of Collateral for the purpose of making, any payment, directly or indirectly, with respect to the Output Purchase Agreement, the Joint Venture, Stone Container (other than for ordinary course trade payables), Florida Coast Holding, Florida Coast Paper Corporation, or the Senior Secured Notes and in no event shall such payments be included among the three (3) general purpose categories described in Paragraph 6 below for written Loan Notices. The Borrowers agree and acknowledge that any breach of the terms of this Paragraph 5 shall constitute a material breach of the Borrowers' obligations under the Financing Agreement, which shall be an "Event of Default" within the meaning of Section 7.1 of the Financing Agreement.

         6. The Agent, the Lenders and the Borrowers agree that Loan Notices required by Section 2.1.2 of the Financing Agreement shall hereafter be in writing and shall state the purpose of the requested borrowing. The written Loan Notice shall follow the previous, general practice for oral Loan Notices by categorizing the purposes under three (3) categories, "paper purchases," "payroll" and "general payables," unless other purposes are intended and included in the Loan Notice or unless further information is requested from time to time by the Agent. The Borrowers agree that a telecopy of any such Loan Notice is intended to be, and shall be, an executed and delivered original writing and that the Agent and the Lenders may rely thereon as such.

         7. The Borrowers, Agent and the Lenders acknowledge that an Event of Default may occur under Section 7.1.9 of the Financing Agreement because the payment due on December 1, 1998 on the Senior Secured Notes was not made. The Borrowers acknowledge and agree that the Agent and the Lenders by such acknowledgment and otherwise have not waived any Event of Default which may result from the continuance of such non-payment.

         8. Each of the Borrowers hereby represents and warrants that all of the representations and warranties contained in the Financing Documents are true and correct on and as of the date hereof as if made on and as of such date, both before and after giving effect to this Agreement, and that no Event of Default or Default has occurred and is continuing or exists or would occur or exist after giving effect to this Agreement, unless (except in the case of the Default described in Section 7 of this Agreement) such Default or Event of Default has been expressly waived by this Agreement or by the Waiver Agreement. Each of the Borrowers hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. Each of the Borrowers agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations. This Agreement is one of the Financing Documents.


                                      - 3 -

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         9. The  Borrowers  each hereby  jointly and  severally,  knowingly  and voluntarily, forever release, acquit and discharge the Agent, each of the Lenders and any past, present or future agent, attorney, legal representative, predecessor in interest, affiliate, successor, assign, employee, director or officer any one or more of the Agent and the Lenders (collectively, with the Agent and each of the Lenders, the "Lender Group") from and of any and all claims that any of Lender Group is in any way responsible for the past, current or future condition or deterioration of the business operations and/or financial condition of any of the Borrowers, and from and of any and all claims that any of the Lender Group breached any agreement to loan money or make other financial accommodations available to the Borrowers or to fund any operations of the Borrowers at any time. The Borrowers each further hereby jointly and severally, knowingly and voluntarily forever release, acquit and discharge the Lender Group, from and of any and all other claims, damages, losses, actions, counterclaims, suits, judgments, obligations, liabilities, defenses, affirmative defenses, setoffs, and demands of any kind or nature whatsoever, in law or in equity, whether presently known or unknown, which any or all of the Borrowers may have had, now have, or which they can, shall or may have for, upon, or by reason of any matter, course or thing whatsoever relating to, arising out of,
based  upon,  or  in  any  manner  connected  with,  any   transaction,   event,
circumstance, action, failure to act, or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted, begun, or otherwise related or connected to or with any or all of the Obligations, this Agreement, any or all of the Financing Documents, and/or any direct or indirect action or omission any of the Lender Group. The Borrowers further agree that from and after the date hereof, they will not assert to any person or entity that any deterioration of the business operations or financial condition of any of the Borrowers was caused by any breach or wrongful act of any of the Lender Group.

         10. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Maryland, without regard to principles of choice of law.

         11. The Borrowers shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Agent and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Agent's counsel and all recording fees, taxes and charges.

         12. This Agreement may be executed in any number of duplicate originals or counterparts, and each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The Borrowers agree that the Agent and the Lenders may rely on a telecopy of any signature of any Borrower. The Agent and the Lenders agree that the Borrower may rely on a telecopy of this Agreement executed by the Agent and the Lenders, respectively.

         IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.


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WITNESS OR ATTEST:                           FOUR M CORPORATION


/s/Lurline Arco
---------------                              By:/s/Chris Mehiel (Seal)
                                             -------------------
                                             Chris Mehiel
                                             Chief Operating Officer



WITNESS OR ATTEST:                           BOX USA GROUP, INC.




/s/Lurline Arco                              By:/s/Chris Mehiel (Seal)
---------------                              -------------------
                                                 Chris Mehiel
                                                 Chief Operating Officer


WITNESS OR ATTEST:                           FOUR M PAPER CORPORATION




/s/Lurline Arco                              By:/s/Chris Mehiel (Seal)
-------------------                          -------------------
                                                 Chris Mehiel
                                                 Chief Operating Officer


WITNESS OR ATTEST:                           FOUR M MANUFACTURING GROUP
                                             OF GEORGIA, INC.



/s/Lurline Arco                              By:/s/Chris Mehiel (Seal)
---------------                              -------------------
                                                 Chris Mehiel
                                                 Chief Operating Officer



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                                SIGNATURE PAGE TO
               SIXTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT

WITNESS OR ATTEST:                          PAGE PACKAGING CORPORATION


/s/Lurline Arco                              By:/s/Chris Mehiel (Seal)
---------------                              -------------------
                                                 Chris Mehiel
                                                 Chief Operating Officer



WITNESS OR ATTEST:                           BOX USA OF FLORIDA, L.P.
                                             BY:   FOUR M MANUFACTURING
                                                   GROUP OF GEORGIA, INC.,
                                                   General Partner


/s/Lurline Arco                              By:/s/Chris Mehiel (Seal)
---------------                              -------------------
                                                 Chris Mehiel
                                                 Chief Operating Officer



WITNESS OR ATTEST:                           FIBRE MARKETING GROUP, LLC
                                             BY:   Four M Corporation



/s/Lurline Arco                              By:/s/Chris Mehiel (Seal)
---------------                              -------------------
                                                 Chris Mehiel
                                                 Chief Operating Officer


WITNESS:                                     NATIONSBANK, N.A., in its capacity
                                             as Agent



/s/Carole Nunez                              By:/s/Thomas A. Buckelew (Seal)
---------------                              -------------------------
                                                 Thomas A. Buckelew
                                                 Vice President



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                                       SIGNATURE PAGE TO
                      SIXTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT


WITNESS:                                     NATIONSBANK, N.A., in its capacity
                                             as Lender


/s/Carole Nunez                              By:/s/Thomas A. Buckelew (Seal)
---------------                              -------------------------
                                                 Thomas A. Buckelew
                                                 Vice President

WITNESS:                                     IBJ SCHROEDER BUSINESS CREDIT
                                             CORPORATION



/s/Alfred Suarez                             By:/s/ Robert R. Waccuse (Seal)
-----------------                            -------------------------
                                                 Name: Robert R. Waccus
                                                 Title: Vice President



WITNESS:                                     SANWA BUSINESS CREDIT
                                             CORPORATION



/s/ M. Clasdell                              By:/s/ Jeff A. Grey  (Seal)
---------------                              -------------------
                                                 Name: Jeff A. Grey
                                                 Title: Vice President


WITNESS: BNY FINANCIAL CORPORATION (As Successor by Merger to The Bank of New York Commercial Corporation



/s/Stephen V. Maugriante                     By:/s/ Robert Nuytkers  (Seal)
------------------------                     -----------------------
                                                 Name: Robert Nuytkers
                                                 Title: Vice President


                                      - 7 -

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                                       SIGNATURE PAGE TO
                      SIXTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT



WITNESS:                                     FLEET CAPITAL CORPORATION


/s/Lisa Giambresio                           By:/s/ John W. Stanesati (Seal)
------------------------                     -----------------------
                                                  Name: John W. Stanesat
                                                  Title:Vice President


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